SCUDDER


Scudder International Bond Fund


Supplement to Prospectus
dated November 1, 1996

The following text replaces the section entitled "Shareholder benefits--A team approach to investing."

Scudder International Bond Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Gary Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in February 1997. Mr. Johnson, who has 16 years of investment industry experience, joined Scudder in 1987. Portfolio Manager Adam M. Greshin specializes in global and international bond investments. Mr. Greshin was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988. Christopher B. Steward, Portfolio Manager, joined Scudder in 1992 and the Fund's team in 1996. Mr. Steward, who has nine years of investment industry experience, helps set the Fund's investment strategy and contributes special expertise in European investments.




February 21, 1997